UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2020

ScanSource, Inc.

(Exact name of Registrant as specified in its charter)

South Carolina	000-26926	57-0965380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 Logue Court, Greenville, South Carolina 29615

(Address, Including Zip Code, of Principal Executive Offices)

(864) 288-2432

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of exchange on which registered:
Common stock, no par value	SCSC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

ScanSource, Inc. (the “Company”) held its annual meeting of the shareholders on January 30, 2020 (the “Annual Meeting”). At the Annual Meeting, each of the seven director nominees was elected and received greater than 95% approval of votes cast, the Company’s executive compensation program was approved, on an advisory basis, with 93.7% approval of votes cast, and the appointment of Grant Thornton LLP as the Company’s independent auditors for fiscal 2020 was ratified with 99.7% approval of votes cast. The Company received proxies totaling 92.9% of its issued and outstanding shares of common stock, representing 23,466,492 shares of common stock, as of the record date. Each of the following proposals were voted on at the Annual Meeting and are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 19, 2019, and the results of the voting are presented below.

Election of Directors

The Company’s shareholders approved the slate of directors consisting of seven members to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified, based on the following final voting results:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael L. Baur	21,543,464	969,437	953,591
Peter C. Browning	21,874,310	638,591	953,591
Michael J. Grainger	21,633,191	879,710	953,591
Dorothy F. Ramoneda	22,173,595	339,306	953,591
John P. Reilly	21,475,485	1,037,416	953,591
Elizabeth O. Temple	22,083,795	429,106	953,591
Charles R. Whitchurch	22,030,649	482,252	953,591

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
21,085,989	1,416,141	10,770	953,592

Advisory Vote to Ratify Grant Thornton LLP as the Independent Auditors for Fiscal 2020

The Company’s shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent auditors for fiscal 2020, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
23,401,301	18,298	46,893	—

Item 9.01	Submission of Matters to a Vote of Security Holders.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Restricted Stock Unit Award Certificate (Performance- and Service-Based) for grants on or after November 15, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

Date: January 30, 2020	By:	/s/ Michael L. Baur
	Name:	Michael L. Baur
	Its:	Chief Executive Officer